--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 28, 2008

--------------------------------------------------------------------------------

                           CENTERLINE HOLDING COMPANY
                              (FORMERLY CHARTERMAC)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        1-13237                                          13-3949418
(COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NUMBER)


                     625 MADISON AVENUE, NEW YORK, NY 10022
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 317-5700

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           ---------------------------------------------

On February 28, 2008, Centerline Holding Company ("Centerline" or the "Company") (NYSE: CHC) released a press release announcing its financial results for the year ended December 31, 2007. A copy of this press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

The information included in this Current Report, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to "Item 2.02. Disclosure of Results of Operations and Financial Condition" and not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended ("Securities Act") or the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12 (a) (2) of the Securities Act.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
           ------------------------------------------------------------------
(a).  Financial Statements
      --------------------

Not Applicable

(b).  Pro Forma Financial Information
      -------------------------------

Not Applicable

(c).  Exhibits
      --------

99.1 Press Release dated February 28, 2008, "Centerline Holding Company Reports Fourth Quarter 2007 Financial Results".

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   Centerline Holding Company
                                                   (Registrant)

                                                   BY:   /s/ Robert L. Levy
                                                         -----------------------
                                                         Robert L. Levy
                                                         Chief Financial Officer


February 28, 2008

AT THE COMPANY
--------------
Brenda Abuaf, Director of Corporate Communications
(800) 831-4826


                    CENTERLINE HOLDING COMPANY REPORTS FOURTH
                         QUARTER 2007 FINANCIAL RESULTS


NEW YORK, NY - FEBRUARY 28, 2008 - Centerline Holding Company (NYSE: CHC) ("Centerline" or the "Company"), the parent company of Centerline Capital Group, an alternative asset manager focused on real estate funds and financing, today announced financial results for the fourth quarter and twelve months ended December 31, 2007.

FOURTH QUARTER AND YEAR-END HIGHLIGHTS:

     o Completed a fixed-rate, maturity matched re-securitization of the Company's $2.8 billion tax-exempt affordable housing bond portfolio with Freddie Mac, which significantly reduced the Company's interest rate and funding risk;

     o Expanded direct Assets Under Management ("AUM") - AUM grew to over $11.9 billion, an increase of 3.4% over the third quarter of 2007 and 20.3% over the fourth quarter of 2006;

     o Increased revenues, as adjusted(a), to $394.8 million for the year ended December 31, 2007, representing an 8.1% increase over the year ended December 31, 2006; Cash Available for Distribution ("CAD")(b), net of expenses from the re-securitization, was $94.9 million for the twelve months ended December 31, 2007, representing a 14.5% decline over the twelve months ended December 31, 2006; On a diluted per share basis, CAD, net of expenses from the re-securitization, was $1.64 for the twelve months ended December 31, 2007, representing a 13.2% decline over the twelve months ended December 31, 2006;

     o Raised $619.0 million of capital for the Affordable Housing Group's various low-income housing tax credit ("LIHTC") funds, an increase of 61.8% over the fourth quarter of 2006;

     o Achieved a "AAA" counterparty rating for Centerline Financial LLC ("Centerline Financial"), part of the Company's Credit Risk Products Group, from Standard & Poor's as a credit derivative products company. The counterparty rating allows Centerline Financial to provide credit default swaps ("CDS") directly to third parties;

     o Maintained strong credit performance in Fannie Mae/Freddie Mac servicing portfolio; At December 31, 2007, two loans with an outstanding balance of $14.1 million were delinquent, representing 0.16% of our $8.5 billion agency portfolio; and

     o Delinquencies within Commercial Mortgage Backed Securities ("CMBS") portfolio stayed at all time lows; At December 31, 2007, Centerline was the named special servicer on a portfolio of over $116.9 billion and $334.7 million was delinquent, representing 0.30% of the entire portfolio, as compared to the industry average of 0.39% as reported by Trepp.

     (A) ADJUSTED TO EXCLUDE CONSOLIDATED PARTNERSHIPS AND MORTGAGE REVENUE BONDS RE-SECURITIZED IN DECEMBER 2007 NOT ACCOUNTED FOR AS A SALE. SEE THE DISCUSSION FOR ADJUSTED REVENUES.
     (B)  SEE FOOTNOTE (2) TO THE SELECTED  FINANCIAL  DATA FOR A DISCUSSION  OF
          CAD.

"While we achieved several key milestones in 2007, our financial results for the year did not meet our initial expectations, due to the volatility in the credit and real estate markets that began impacting the market in late-summer," said Marc D. Schnitzer, Chief Executive Officer and President of Centerline. "The decline in our financial performance was primarily due to increased financing costs and lower origination volume in our commercial real estate group, which was reflective of widespread market conditions. Our financial performance also was impacted by the revenue bond impairments and charges against reserves we recorded in the first quarter. While areas of our business had magnified exposure to the credit crisis, other areas performed well including our LIHTC equity and our agency mortgage origination businesses."

"Our assets under management grew by 20.3% in 2007 and the credit quality of the assets in our investment funds continues to be stable," continued Mr. Schnitzer. "Our ongoing strategic transformation into an alternative asset manager focused on real estate funds and financing is proving to be the right strategy in this marketplace. Already, we have benefitted from our Freddie Mac re-securitization transaction, which at year-end put in place maturity-matched, fixed rate financing against our bond portfolio. Since we completed that transaction, the market in which we used to finance our tax-exempt bonds, the tender option bond market, has essentially shut down, causing funding costs to increase significantly. We believe the unrest in the capital markets will continue in the near term and we are focused on addressing the challenges we face and prudently taking advantage of opportunities as they present themselves."

FINANCIAL HIGHLIGHTS

The table below summarizes Centerline's financial highlights for the three and twelve months ended December 31, 2007 and 2006.

                                         THREE MONTHS ENDED DECEMBER 31,       TWELVE MONTHS ENDED DECEMBER 31,
                                        ---------------------------------     ---------------------------------
(in thousands, except per share data)                               %                                      %
                                           2007         2006      CHANGE         2007         2006      CHANGE
                                        ---------    ---------    -------     ---------    ---------    -------
Revenues                                $  162,347   $ 128,249       26.6%    $ 572,927    $ 387,259       47.9%
Revenues as adjusted (1)                $  113,139   $ 104,209        8.6%    $ 394,786    $ 365,324        8.1%
CAD (including costs from the
  re-securitization) (2)                $ (54,232)   $  28,469     (290.5%)   $   5,864    $ 111,030      (94.7%)
CAD (net of expenses from the
  re-securitization) (2)(3)             $  34,798    $  28,469       22.1%    $  94,894    $ 111,030      (14.5%)
Net (Loss) Income                       $ (59,413)   $   7,818     (860.0%)   $ (60,128)   $  41,294     (245.6%)
Adjusted Net (Loss) Income              $ (46,202)   $  16,411     (381.5%)   $ (22,799)   $  67,448     (133.8%)
Adjusted Net Income (excluding loss on
  re-securitization) (3)                $  12,154    $  16,411      (25.9%)   $  35,557    $  67,448      (47.3%)

Per Share Data (diluted):
  CAD (including costs from the
    re-securitization) (2)              $   (0.95)   $    0.49     (293.9%)   $    0.10    $    1.89      (94.7%)
  CAD (net of expenses from the
    re-securitization) (2) (3)          $    0.61    $    0.49       24.5%    $    1.64    $    1.89      (13.2%)
  Net (Loss) Income                     $   (1.06)   $    0.11        N/M     $   (1.13)   $    0.62     (282.3%)
  Adjusted Earnings Per Share ("EPS")   $   (0.89)   $    0.26     (442.3%)   $   (0.54)   $    1.07     (150.5%)
  Adjusted EPS (excluding loss on
    re-securitization) (3)              $    0.13    $    0.26      (50.0%)   $    0.47    $    1.07      (56.1%)

(1) ADJUSTED TO EXCLUDE CONSOLIDATED PARTNERSHIPS AND MORTGAGE REVENUE BONDS RE-SECURITIZED IN DECEMBER 2007 NOT ACCOUNTED FOR AS A SALE. SEE THE DISCUSSION FOR ADJUSTED REVENUES.
(2)  SEE FOOTNOTE (2) TO THE SELECTED FINANCIAL DATA FOR A DISCUSSION OF CAD.
(3) IN DECEMBER 2007, CENTERLINE RE-SECURITIZED SUBSTANTIALLY ALL OF ITS MORTGAGE REVENUE BOND PORTFOLIO WITH FREDDIE MAC.

N/M = NOT MEANINGFUL.

ADJUSTED REVENUES

As previously reported, Centerline's operating results include the results of LIHTC Fund Partnerships consolidated pursuant to FASB Interpretation 46 ( R ) or similar accounting pronouncements, as well as other LIHTC Fund and Property Partnerships we control, but in which we have little or no equity interest. As Centerline has virtually no equity interest in these partnerships, the net losses they generated were allocated almost entirely to their investors. The consolidation, therefore, has an insignificant impact on net income, although certain Centerline revenues are eliminated in consolidation and revenues and expenses of the consolidated partnerships are reflected in the income statement.

In connection with the Centerline Investors acquisition, we also consolidate a number of funds which we manage that invest in Commercial Mortgage Backed Securities and re-securitization trusts ("CMBS Fund Partnerships") and a Direct Loan Investment fund. We maintain an equity interest in each of these funds and participate in the profits they generate.

As many of our revenues are eliminated when consolidating these partnerships, we are presenting our revenues adjusted to exclude the impact of the consolidation.

CENTERLINE FOURTH QUARTER 2007 BUSINESS GROUPS ACTIVITY SUMMARY:

AFFORDABLE HOUSING

                            THREE MONTHS ENDED        TWELVE MONTHS ENDED
                            ------------------        -------------------
                             DECEMBER 31, 2007         DECEMBER 31, 2007
                             -----------------         -----------------
CAPITAL RAISED                             (in thousands)
--------------

             LIHTC Funds          $619,029                 $1,168,528
                                  ========                 ==========


At December 31, 2007, Centerline's Affordable Housing Group's assets under management were $9.7 billion, an increase of 13.7% over the year ended December 31, 2006.

COMMERCIAL REAL ESTATE

                                                      THREE MONTHS ENDED   TWELVE MONTHS ENDED
                                                      ------------------   -------------------
                                                       DECEMBER 31, 2007    DECEMBER 31, 2007
                                                      ------------------   -------------------
CAPITAL DEPLOYED                                                 (in thousands)
----------------
  Agency Loan Originations (Fannie Mae/Freddie Mac)           $323,988              $  961,646
                    Conduit/Other Loan Originations             54,550                 792,467
  Collateralized Debt Obligation ("CDO") Securities              7,939                 251,896
                       High-Yield CMBS Certificates            158,816                 927,554
                     Real Estate Equity Investments             25,639                  58,953
                        High-Yield Debt Investments             45,382                 454,152
                                                              --------              ----------

                                              TOTAL           $616,314              $3,446,668
                                                              ========              ==========
CAPITAL RAISED
--------------
                              High-Yield CMBS Funds                 --              $  585,263
                          Joint Venture Equity Fund                 --                  87,179
                             High-Yield Debt Fund(1)          $178,555                 178,555
                                                              --------              ----------
                                              TOTAL           $178,555              $  850,997
                                                              ========              ==========

(1) IN DECEMBER 2007, CENTERLINE REAL ESTATE SPECIAL SITUATIONS MORTGAGE FUND LLC ("CRESS") INCREASED ITS TOTAL FUND COMMITMENT BY $178.6 MILLION, BRINGING THE TOTAL FUND COMMITMENT TO $535.7 MILLION.

At December 31, 2007, Centerline's Commercial Real Estate Group's assets under management were $2.3 billion, an increase of 60.2% over the year ended December 31, 2006.

PORTFOLIO MANAGEMENT

As of December 31, 2007, Centerline serviced a primary loan portfolio of approximately $30.8 billion, an increase of 43.8% over the outstanding balance of the primary loan servicing portfolio at December 31, 2006. In addition, Centerline is the named special servicer on a portfolio of over $116.9 billion of CMBS.

CREDIT RISK PRODUCTS

                                 THREE MONTHS ENDED   TWELVE MONTHS ENDED
                                 ------------------   -------------------
                                 DECEMBER 31, 2007     DECEMBER 31, 2007
                                 ------------------   -------------------
                                             (in thousands)

Revenue Bond Securitizations              --(1)             $  331,879
Other credit enhancements (2)          $215,990                719,880
                                       --------             ----------

         TOTAL                         $215,990             $1,051,759
                                       ========             ==========

(1) CDS ISSUED TO REVENUE BONDS WITHIN CENTERLINE'S OWN PORTFOLIO EXCEEDED $1.4 BILLION THROUGH DECEMBER 27, 2007. MOST OF THESE CDS WERE DISCONTINUED UPON THE RE-SECURITIZATION OF THE MORTGAGE REVENUE BOND PORTFOLIO WITH FREDDIE MAC IN DECEMBER 2007.
(2)  RELATES TO CDS FOR LIHTC FUND PARTNERSHIPS.

ASSETS UNDER MANAGEMENT

Including Centerline's predecessor companies, as of December 31, 2007 and 2006, Centerline's assets under management consisted of the following:

                                                                              %
(in millions)                                2007            2006           CHANGE
                                        -------------    -------------    -----------
COMMERCIAL REAL ESTATE

CMBS Funds                              $     1,475.4    $       890.1           65.8%

High-Yield Debt Investment Entities             556.6            442.1           25.9

Joint Venture Equity Funds                      225.6             76.9          193.4

AFFORDABLE HOUSING

LIHTC Funds                                   9,694.4          8,525.9           13.7
                                        -------------    -------------

             TOTAL                      $    11,952.0    $     9,935.0           20.3%
                                        =============    =============

MANAGEMENT CONFERENCE CALL

Management will conduct a conference call today, February 28, 2008, at 10:00 a.m. Eastern Time to review the Company's fourth quarter financial results for the period ended December 31, 2007. Investors, brokers, analysts, and shareholders wishing to participate should call (877) 857-6149. A webcast of the presentation will be available live and can be accessed through the Company's website, www.centerline.com. To listen to the presentation via webcast, please go to the website's "Investor Relations" section at least 15 minutes prior to the start of the presentation. For interested individuals unable to join the conference call, a replay of the call will be available through Monday, March 3, 2008 at (888) 203-1112 (Passcode 6724507) or on our website.

SUPPLEMENTAL FINANCIAL INFORMATION

For  more  detailed  financial  information,   please  access  the  Supplemental
Financial Package, which is available in the Investor Relations section of the Centerline website at www.centerline.com.


                                       ###

ABOUT THE COMPANY

Centerline Capital Group, a subsidiary of Centerline Holding Company (NYSE:CHC), is an alternative asset manager focused on real estate funds and financing. As of December 31, 2007, Centerline had more than $11.9 billion of assets under management. Centerline is headquartered in New York, New York and has over 500 employees in nine offices throughout the United States. For more information, please visit Centerline's website at http://www.centerline.com or contact the Corporate Communications Department directly at (800) 831-4826.

                                       ###

                   CENTERLINE HOLDING COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (in thousands, except per share amounts)

                                                           ===========  ===========
                                                           December 31, December 31,
                                                              2007         2006
                                                           -----------  -----------
                                                           (Unaudited)

Investments                                                 $1,161,338   $2,733,592
                                                            ----------   ----------
Net addition to assets from consolidation of partnerships
  and exclusion of mortgage revenue bonds not getting
  sale treatment                                            $7,470,695   $5,498,058
                                                            ----------   ----------
Total assets                                                $9,501,674   $9,687,971
                                                            ----------   ----------

Liabilities:
  Preferred shares of subsidiary (subject to mandatory
    repurchase)                                             $  273,500   $  273,500
                                                            ----------   ----------
  Notes payable                                             $  505,888   $  591,165
                                                            ----------   ----------
  Financing arrangements and secured financing              $  562,502   $1,801,170
                                                            ----------   ----------
  Liabilities of consolidated partnerships                  $3,160,954   $2,700,154
                                                            ----------   ----------

Total liabilities                                           $4,816,096   $5,579,788
                                                            ----------   ----------

Minority interests in consolidated subsidiaries             $  176,716   $  247,390
                                                            ----------   ----------
Redeemable securities                                       $   69,888   $       --
                                                            ----------   ----------
Preferred shares of subsidiary (not subject to mandatory
  repurchase)                                               $  104,000   $  104,000
                                                            ----------   ----------
Partners' interests in consolidated partnerships            $3,782,912   $2,806,661
                                                            ----------   ----------

Total shareholders' equity                                  $  552,062   $  950,132
                                                            ----------   ----------


                                         ================================================================================
                                                                  Three Months Ended December 31,
                                                          2007                                     2006
                                         --------------------------------------    --------------------------------------
                                                                            (Unaudited)
                                            As                           As           As                           As
                                         Reported    Adjustments(1)  Adjusted(1)   Reported    Adjustments(1)  Adjusted(1)
                                         ---------   -------------   ----------    ---------   -------------   ----------

Total revenues                           $ 162,347   $      49,208   $  113,139    $ 128,249   $      24,040   $ 104,209

Interest expense                           (50,238)             --      (50,238)     (35,336)             --     (35,336)
General and administrative                 (40,316)             --      (40,316)     (48,254)             --     (48,254)
Depreciation and amortization              (11,566)             --      (11,566)     (12,501)             --     (12,501)
Write-off intangible assets                 (7,226)             --       (7,226)         (97)             --         (97)
Impairment of assets                           (75)             --          (75)      (2,338)             --      (2,338)
Expenses and equity losses of
  consolidated partnerships               (187,224)        187,224           --     (118,589)        118,589          --
Equity and other (loss) income              (5,088)         (1,579)      (3,509)       1,389          (5,565)      6,954
Loss on re-securitization of mortgage
  revenue bonds                            (77,903)             --      (77,903)          --              --          --
Repayment of mortgage revenue bonds
  and sale of other assets                   4,155              --        4,155        2,113              --       2,113
Loss (income) allocated to preferred
  shareholders and minority interests,
  net of tax                                23,453              --       23,453       (4,349)             --      (4,349)

Loss allocated to partners of
  Consolidated Partnerships, net           139,595                     (139,595)          --         100,114          --
                                         ---------   -------------   ----------    ---------   -------------   ---------

(Loss) income before income taxes          (50,086)             --      (50,086)      10,401              --      10,401

Income tax provision                        (9,327)             --       (9,327)      (2,583)             --      (2,583)
                                         ---------   -------------   ----------    ---------   -------------   ---------

Net (loss) income                        $ (59,413)  $          --   $  (59,413)   $   7,818   $          --   $   7,818
                                         =========   =============   ==========    =========   =============   =========

  4.4% Convertible CRA Preferred
    dividend requirements                   (1,193)             --       (1,193)      (1,188)             --      (1,188)
                                         ---------   -------------   ----------    ---------   -------------   ---------
Net (loss) income available to common
  and CRA shareholders                   $ (60,606)  $          --   $  (60,606)   $   6,630   $          --   $   6,630
                                         =========   =============   ==========    =========   =============   =========

Net (loss) income per share
  (basic and diluted):                   $   (1.12)  $          --   $    (1.12)   $    0.11   $          --   $    0.11
                                         =========   =============   ==========    =========   =============   =========
Weighted average shares outstanding:
  Basic                                     56,959              --       56,959       57,878              --      58,878
                                         =========   =============   ==========    =========   =============   =========
  Diluted                                   56,959              --       56,959       58,458              --      58,458
                                         =========   =============   ==========    =========   =============   =========

                   CENTERLINE HOLDING COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (in thousands, except per share amounts)

                                         ================================================================================
                                                                 Twelve Months Ended December 31,
                                                          2007                                     2006
                                         --------------------------------------    --------------------------------------
                                                                            (Unaudited)
                                            As                           As           As                           As
                                         Reported    Adjustments(1)  Adjusted(1)   Reported    Adjustments(1)  Adjusted(1)
                                         ---------   -------------   ----------    ---------   -------------   ----------

Total revenues                           $ 572,927   $     178,141   $  394,786    $ 387,259   $      21,935   $ 365,324

Interest expense                          (164,134)             --     (164,134)    (116,751)             --    (116,751)
General and administrative                (182,484)             --     (182,484)    (160,786)             --    (160,786)
Depreciation and amortization              (45,099)             --      (45,099)     (45,395)             --     (45,395)
Write-off intangible assets                 (7,226)             --       (7,226)      (2,644)             --      (2,644)
Impairment of assets                       (20,008)             --      (20,008)      (5,003)             --      (5,003)
Expenses and equity losses of
  consolidated partnerships               (554,459)        554,459           --     (408,300)        408,300          --
Equity and other (loss) income              (5,165)        (22,575)      17,410        1,978         (15,012)     16,990
Loss on re-securitization of
  mortgage revenue bonds                   (77,903)             --      (77,903)          --              --          --
Repayment of mortgage revenue
  bonds and sale of other assets            11,151              --       11,151       18,370              --      18,370
Loss (income) allocated to
  preferred shareholders and
  minority interests, net of tax            17,886              --       17,886      (22,319)             --     (22,319)

Loss allocated to partners of
  Consolidated Partnerships, net           398,893                     (398,893)          --         401,377          --
                                         ---------   -------------   ----------    ---------   -------------   ---------

(Loss) income before income taxes          (55,621)             --      (55,621)      47,786              --      47,786

Income tax provision                        (4,507)             --       (4,507)      (6,492)             --      (6,492)
                                         ---------   -------------   ----------    ---------   -------------   ---------

Net (loss) income                        $ (60,128)  $          --   $  (60,128)   $  41,294   $          --   $  41,294
                                         =========   =============   ==========    =========   =============   =========

  4.4% Convertible CRA Preferred
    dividend requirements                   (4,757)             --       (4,757)      (4,752)             --      (4,752)
                                         ---------   -------------   ----------    ---------   -------------   ---------

Net (loss) income available to
  common and CRA shareholders            $ (64,885)  $          --   $  (64,885)   $  36,542   $          --   $  36,542
                                         =========   =============   ==========    =========   =============   =========

Net (loss) income per share:
  Basic                                  $   (1.19)  $          --   $    (1.19)   $    0.63   $          --   $    0.63
                                         =========   =============   ==========    =========   =============   =========
  Diluted                                $   (1.19)  $          --   $    (1.19)   $    0.62   $          --   $    0.62
                                         =========   =============   ==========    =========   =============   =========

Weighted average shares outstanding:
  Basic                                     57,175              --       57,175       58,154              --      58,154
                                         =========   =============   ==========    =========   =============   =========
  Diluted                                   57,175              --       57,175       58,711              --      58,711
                                         =========   =============   ==========    =========   =============   =========

                   CENTERLINE HOLDING COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA

   Reconciliation of Net Income to Cash Available for Distribution ("CAD")(2)

                                                     ------------------------    ------------------------
                                                        Three Months Ended         Twelve Months Ended
                                                            December 31,               December 31,
                                                        2007          2006          2007          2006
                                                     ----------    ----------    ----------    ----------
(in thousands)
Net (loss) income                                    $  (59,413)   $    7,818    $  (60,128)   $   41,294

4.4% Convertible CRA Preferred dividends                 (1,193)       (1,188)       (4,757)       (4,752)

Interest income yield adjustments                         1,836            52         8,991         4,137

Fees deferred for GAAP                                    5,061         6,612        13,036        30,426

Depreciation and amortization expense                    10,966        11,433        45,099        45,395
Write-off of intangible assets                            7,226            97         7,226         2,644
Loss on re-securitization of mortgage

   revenue bonds                                         77,903             -        77,903             -

Gain on sale of investments                              (3,229)       (1,854)       (5,553)      (10,855)

Tax adjustment                                            2,195         1,898         3,147         2,180

Non-cash compensation                                     6,190         6,765        21,169        19,348
Difference between subsidiary equity distributions
  and income allocated to minority interests            (33,508)       (6,031)      (59,543)      (19,243)

Non-cash equity income                                    5,279          (499)        5,555        (6,253)

Loss on impairment of assets                                 75         2,338        20,008         5,003

Loss on fair value of derivatives                        11,452             6        18,526           208

Other, net                                                3,958         1,022         4,215         1,498
                                                     ----------    ----------    ----------    ----------
CAD BEFORE CASH COSTS ASSOCIATED WITH
  RE-SECURITIZATION OF MORTGAGE REVENUE BONDS        $   34,798    $   28,469    $   94,894    $  111,030
                                                     ----------    ----------    ----------    ----------
Re-securitization of mortgage revenue bonds -
  cash transaction costs                                (89,030)            -       (89,030)            -
                                                     ----------    ----------    ----------    ----------
CAD INCLUDING COSTS OF  RE-SECURITIZATION
  OF MORTGAGE REVENUE BONDS                          $  (54,232)   $   28,469    $    5,864    $  111,030
                                                     ==========    ==========    ==========    ==========

     Reconciliation of Net Income to Adjusted Earnings Per Share ("EPS")(3)


                                                     ------------------------    ------------------------
                                                        Three Months Ended         Twelve Months Ended
                                                            December 31,               December 31,
(in thousands, except per share amounts)                2007          2006          2007          2006
---------------------------------------------        ----------    ----------    ----------    ----------
Net (loss) income                                    $  (59,413)   $    7,818    $  (60,128)   $   41,294
Amortization of acquired intangible assets               10,979         3,785        22,238        16,912
Acquisition related, share-based compensation             2,232         4,808        15,091         9,242
                                                     ----------    ----------    ----------    ----------

Adjusted net (loss) income                           $  (46,202)   $   16,411    $  (22,799)   $   67,448
                                                     ==========    ==========    ==========    ==========
Adjusted EPS (diluted)                               $    (0.89)   $     0.26    $    (0.54)   $     1.07
                                                     ==========    ==========    ==========    ==========


(1) As previously reported, Centerline Holding Company's earnings results include the results of LIHTC Fund Partnerships consolidated pursuant to FASB Interpretation 46 ( R ) or similar accounting pronouncements, as well as other LIHTC Fund and Property Partnerships we control, but in which we have little or no equity interest. As Centerline has virtually no equity interest in these partnerships, the net losses generated by them were allocated almost entirely to their investors. The consolidation of these partnerships, therefore, has an insignificant impact on net income, although certain Centerline revenues are eliminated in consolidation and revenues and expenses of the consolidated partnerships are reflected in the income statement. We act as a general partner of the CMBS Fund and Direct Loan Fund Partnerships we sponsor and own a portion of the funds. Adjusted equity income includes our proportionate share of the profits as well as other allocations for general partner services. The adjusted figures presented are not in accordance with generally accepted accounting principles ("GAAP") but are presented for the purpose of comparability.

(2) Centerline Holding Company believes that Cash Available for Distribution ("CAD") is helpful to investors in measuring the performance of our Company. CAD is the performance measure used by our chief decision-makers to allocate resources among our segments. CAD represents net income (computed in accordance with GAAP), adjusted for:

     o Cash fees and other revenues received but deferred in accordance with GAAP. Fees recognized for CAD but deferred for GAAP purposes are generally earned over a period of time in connection with certain of our product lines, such as fund sponsorship and credit intermediated fees.
     o The effect of straight line revenue recognition of interest income on revenue bonds with fixed changes in interest rates.
     o Depreciation and amortization, including write-off of intangible assets.
     o Non-cash gains recognized on sale of mortgage loans when servicing rights are retained.
     o    Losses on sales of loans or repayment of revenue bonds.
     o    Impairment losses.
     o The portion of tax benefit or provision that is not expected to be realized in cash.
     o    Non-cash compensation expenses.
     o The difference between earnings allocated to Subsidiary Equity in accordance with GAAP and distributions to holders of that equity.

There is no generally accepted methodology for computing CAD, and the Company's computation of CAD may not be comparable to CAD reported by other companies. CAD does not represent net cash provided by operating activities determined in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of the Company's performance, as an alternative to net cash provided from operating activities (determined in accordance with GAAP) as a measure of our liquidity, or as an indication of our ability to make cash distributions.

(3) Beginning in the first quarter of 2008, Centerline Holding Company will report adjusted earnings per share ("Adjusted EPS") which the Company defines as earnings per share computed pursuant to generally accepted accounting principles ("GAAP") and adjusted for non-cash amortization of acquired intangible assets and acquisition related, share-based compensation. There is no generally accepted accounting method for computing Adjusted EPS and our computation may not be comparable to similar measurements reported by other companies.

                                       ###

CERTAIN STATEMENTS IN THIS DOCUMENT MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS AND ARE SUBJECT TO A NUMBER OF FACTORS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE THE RISK THAT WE ARE UNABLE TO SUCCESSFULLY IMPLEMENT THE COMPANY'S NEW STRATEGY OUTLINED IN THIS PRESS RELEASE AND UNCERTAINTY OF THE MARKET'S RECEPTION OF THE NEW STRATEGY AND DIVIDEND POLICY, AND OTHER RISKS ARE DETAILED IN CENTERLINE HOLDING COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K, FORM 10-Q AND IN ITS OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, AND INCLUDE, AMONG OTHERS, ADVERSE CHANGES IN REAL ESTATE MARKETS INCLUDING, AMONG OTHER THINGS, COMPETITION WITH OTHER COMPANIES; INTEREST RATE FLUCTUATIONS; GENERAL ECONOMIC AND BUSINESS CONDITIONS, WHICH WILL, AMONG OTHER THINGS, AFFECT THE AVAILABILITY AND CREDIT WORTHINESS OF PROSPECTIVE TENANTS, LEASE RENTS AND THE TERMS AND AVAILABILITY OF FINANCING FOR PROPERTIES FINANCED BY MORTGAGE REVENUE BONDS WE OWN; ENVIRONMENTAL/SAFETY REQUIREMENTS; CHANGES IN APPLICABLE LAWS AND REGULATIONS; OUR TAX TREATMENT, THE TAX TREATMENT OF OUR SUBSIDIARIES AND THE TAX TREATMENT OF OUR INVESTMENTS; RISK OF DEFAULT ASSOCIATED WITH THE MORTGAGE REVENUE BONDS AND OTHER SECURITIES HELD BY US OR OUR SUBSIDIARIES;
RISKS ASSOCIATED WITH PROVIDING CREDIT INTERMEDIATION; RISK OF LOSS UNDER MORTGAGE LOAN LOSS SHARING AGREEMENTS; THE RISK THAT RELATIONSHIPS WITH KEY INVESTORS AND DEVELOPERS MAY NOT CONTINUE; OUR ABILITY TO GENERATE FEE INCOME MAY NOT CONTINUE; AND RISKS RELATED TO THE FORM AND STRUCTURE OF OUR FINANCING ARRANGEMENTS. WORDS SUCH AS "ANTICIPATES", "EXPECTS", "INTENDS", "PLANS", "BELIEVES", "SEEKS", "ESTIMATES" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS DOCUMENT. CENTERLINE HOLDING COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN CENTERLINE HOLDING COMPANY'S EXPECTATIONS WITH REGARD THERETO OR CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.